                                AMENDMENT NO. 1
                                       TO

                       ADMINISTRATIVE SERVICES AGREEMENT


         Amendment to the Administrative Services Agreement dated August 1, 1996 (the "Agreement") by and between The Travelers Insurance Company and the Travelers Series Trust (the "Trust") on behalf of certain of the Trust's portfolios agree to amend Schedule A of the Agreement to add six portfolios of The Travelers Series Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.



                   THE TRAVELERS SERIES TRUST ON BEHALF
                   OF THEIR RESPECTIVE PORTFOLIOS LISTED
                   ON SCHEDULE A


                   By:     Heath B. McLendon
                      --------------------------------------------------------
                   Name:   Heath B. McLendon
                        ------------------------------------------------------
                   Title:  Chairman & President
                         -----------------------------------------------------


                   THE TRAVELERS INSURANCE COMPANY


                   By:     Ernest J. Wright
                      --------------------------------------------------------
                   Name:   Ernest J. Wright
                        ------------------------------------------------------
                   Title:  Vice President
                         -----------------------------------------------------

                                AMENDMENT NO. 2
                                       TO

                       ADMINISTRATIVE SERVICES AGREEMENT



         Amendment to the Administrative Services Agreement dated August 1, 1996 (the "Agreement") by and between The Travelers Insurance Company and the Travelers Series Trust (the "Trust") on behalf of certain of the Trust's portfolios agree to amend Schedule A of the Agreement to add one new portfolio of The Travelers Series Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.


                   THE TRAVELERS SERIES TRUST ON BEHALF
                   OF THEIR RESPECTIVE PORTFOLIOS LISTED
                   ON SCHEDULE A



                   By:     Heath B. McLendon
                      --------------------------------------------------------
                   Name:   Heath B. McLendon
                        ------------------------------------------------------
                   Title:  Chairman & President
                         -----------------------------------------------------


                   THE TRAVELERS INSURANCE COMPANY


                   By:     Ernest J. Wright
                      --------------------------------------------------------
                   Name:   Ernest J. Wright
                        ------------------------------------------------------
                   Title:  Vice President
                         -----------------------------------------------------

                                AMENDMENT NO. 3
                                       TO

                       ADMINISTRATIVE SERVICES AGREEMENT



         Amendment to the Administrative Services Agreement dated August 1, 1996 (the "Agreement") by and between The Travelers Insurance Company and the Travelers Series Trust (the "Trust") on behalf of certain of the Trust's portfolios agree to amend Schedule A of the Agreement to add two new portfolios of The Travelers Series Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.


                   THE TRAVELERS SERIES TRUST ON BEHALF
                   OF THEIR RESPECTIVE PORTFOLIOS LISTED
                   ON SCHEDULE A


                   By:     Heath B. McLendon
                      --------------------------------------------------------
                   Name:   Heath B. McLendon
                        ------------------------------------------------------
                   Title:  Chairman & President
                         -----------------------------------------------------


                   THE TRAVELERS INSURANCE COMPANY


                   By:     Ernest J. Wright
                      --------------------------------------------------------
                   Name:   Ernest J. Wright
                        ------------------------------------------------------
                   Title:  Vice President
                         -----------------------------------------------------

                                    FORM OF
                                AMENDMENT NO. 4
                                       TO

                       ADMINISTRATIVE SERVICES AGREEMENT



         Amendment to the Administrative Services Agreement dated August 1, 1996 (the "Agreement") by and between The Travelers Insurance Company and the Travelers Series Trust (the "Trust") on behalf of certain of the Trust's portfolios agree to amend Schedule A of the Agreement to add five new portfolios of The Travelers Series Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement by their respective officials thereunto duly authorized and seals to be affixed, in the case of the Company.


                   THE TRAVELERS SERIES TRUST ON BEHALF
                   OF THEIR RESPECTIVE PORTFOLIOS LISTED
                   ON SCHEDULE A


                   By:
                      --------------------------------------------------------

                   Name:
                        ------------------------------------------------------

                   Title:
                         -----------------------------------------------------


                   THE TRAVELERS INSURANCE COMPANY


                   By:
                      --------------------------------------------------------

                   Name:
                        ------------------------------------------------------

                   Title:
                         -----------------------------------------------------

                                   SCHEDULE A



                           THE TRAVELERS SERIES TRUST


         PORTFOLIO                                                           EFFECTIVE DATE
Lazard International Stock Portfolio                                         August 1, 1996
Federated High Yield Portfolio                                               August 30, 1996
Federated Stock Portfolio                                                    August 30, 1996
MFS Emerging Growth Portfolio                                                August 30, 1996
Travelers Quality Bond Portfolio                                             August 30, 1996
U.S. Government Securities Portfolio                                         October  28, 1996
Zero Coupon Bond Fund Portfolio - Series 1998                                October 28, 1996
Zero Coupon Bond Fund Portfolio - Series 2000                                October 28, 1996
Zero Coupon Bond Fund Portfolio - Series 2005                                October 28, 1996
Social Awareness Stock Portfolio                                             November 4, 1996
Utilities Portfolio                                                          November 4, 1996
Disciplined Mid Cap Stock Portfolio                                          January 1, 1997
MFS Mid Cap Growth Portfolio                                                 December 1, 1997
MFS Research Portfolio                                                       December 1, 1997
Disciplined Small Cap Stock Portfolio                                        May 1, 1998
NWQ Large Cap Portfolio                                                      May 1, 1998
Jurika & Voyles All Cap Portfolio                                            May 1, 1998
Strategic Stock Portfolio                                                    May 1, 1998
Convertible Bond Portfolio                                                   May 1, 1998